                     L. J. Melody & Company of California
                                 Balance Sheet
                                 June 30, 1996
                                  (Unaudited)


                                                                     1996
                                                                     ----
CURRENT ASSETS:
          Cash and cash equivalents                                 257,892
          Accounts receivable and other current assets               78,753
                                                                  ---------
                  Total current assets                              336,645

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                           169,060

OTHER ASSETS:
          Employment agreements and covenants not to compete, net    63,787
          Purchased loan servicing rights and related assets,       372,135
                                                                  ---------

          Total assets                                              941,627
                                                                 ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
          Accrued employee benefits                                 197,491
          Accounts payable and accrued expenses                      69,755
                                                                  ---------
                  Total current liabilities                         267,246

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
          Voting common stock                                         1,000
          Non-voting common stock                                       -
          Additional paid-in capital                              1,179,974
          Retained earnings                                        (506,593)
                                                                  ---------
                                                                    674,381

          Total liabilities and shareholders' equity                941,627
                                                                 ===========

                     L. J. Melody & Company of California
                            Statement of Operations
                    For the Six Months Ended June 30, 1996
                                  (Unaudited)

                                                            1996
                                                            ----
REVENUES:
        Loan placement and brokerage                      942,981
        Loan servicing                                    326,798
        Other income (loss)                                (3,350)
                                                       ----------
                                                        1,266,429

EXPENSES:
        Salaries and other compensation                 1,074,529
        General and administrative                        624,358
        Depreciation and amortization                     128,382
                                                       ----------
                                                        1,827,269

                                        NET LOSS         (560,840)
                                                       ==========

                     L. J. Melody & Company of California
                            Statement of Cash Flows
                    For the Six Months Ended June 30, 1996
                                  (Unaudited)

                                                                                         1996
                                                                                         ----
OPERATING ACTIVITIES:
        Net Loss                                                                        (560,840)
        Adjustments to reconcile net loss to net cash used in operating activities-
                Depreciation and amortization                                            128,382
                Loss on disposal on equipment                                             28,626
                Changes in operating assets and liabilities-
                   Accounts receivable and other current assets                        1,089,436
                   Accrued employee benefits                                            (227,116)
                   Accounts payable and accrued expenses                                 (60,860)
                                                                                      ----------
        Net cash provided by (used in) operating activities                              397,628

INVESTING ACTIVITIES:
        Purchase of other assets                                                              -
        Purchase of equipment                                                            (93,863)
                                                                                      ----------

        Net cash used in investing activities                                            (93,863)

FINANCING ACTIVITIES:
        Repurchase of non-voting common stock                                                 -
        Distributions to shareholders                                                   (227,273)
                                                                                      ----------

        Net cash used in financing activities                                           (227,273)
                                                                                      ----------

NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS                                       76,492

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         181,400
                                                                                      ----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                               257,892
                                                                                     ===========


                     L. J. MELODY & COMPANY OF CALIFORNIA
                     ------------------------------------


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                                 JUNE 30, 1996
                                 -------------
                                  (Unaudited)


1.  SIGNIFICANT ACCOUNTING MATTERS:
    -------------------------------

L. J. Melody & Company of California (the Company) is a commercial mortgage banker and servicer of commercial mortgages. As of June 30, 1996, the Company was servicing loans for others with principal balances aggregating approximately $1.6 billion. Approximately 50 percent of loan placement and brokerage revenue and 70 percent of loan servicing revenue were earned from one investor. In addition, approximately 10 percent of loan placement and brokerage revenue and 25 percent of loan servicing revenue were earned from two separate investors. The Company primarily operates in Southern California and Arizona; however, it pursues mortgage banking operations in other areas of the country as they arise. The following is a summary of the Company's significant accounting matters.

Basis of Presentation
- ---------------------

The financial statements for the interim period have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information not misleading. In the opinion of management, the accompanying consolidated financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of financial position and results of operation.

Use of Estimates
- ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Standard Regarding Impairment
- --------------------------------------------

In March 1995 the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement established the recognition and measurement standards related to the impairment of long-lived assets. Effective January 1, 1996, the Company adopted SFAS No. 121. The adoption of this standard did not have a material effect on the Company's financial position or results of operations.

New Accounting Standard Regarding Accounting for Transfers and Servicing of
- ---------------------------------------------------------------------------
Financial Assets and Extinguishment of Liabilities
- --------------------------------------------------

In June 1996 the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities. This statement is required to be adopted by the Company in fiscal 1997. Management of the Company has not yet determined the impact, if any, that the adoption of the Company has not yet determined the impact, if any, that the adoption of this statement will have on the Company's financial position or results of operations.

Cash and Cash Equivalents
- -------------------------

Cash and cash equivalents consist of cash and money market mutual funds. Cash equivalents are carried at cost, which approximates fair value. The Company considers all investments with an original maturity of less than three months to be cash equivalents.

Equipment and Leasehold Improvements
- ------------------------------------

Equipment and leasehold improvements are carried at cost. Depreciation and amortization are computed using the straight-line or double declining balance methods over the assets' estimated useful lives, which range from three to ten years.

Purchased Loan Servicing Rights
- -------------------------------

The cost of purchased loan servicing rights is being amortized in proportion to and over the period of estimated servicing income and on a straight-line basis. Adjustments are made for unexpected loan prepayments as they occur.

Employment Agreements
and Covenants Not to Compete
- ----------------------------

Capitalized costs relating to employment agreements and covenants not to compete are amortized on a straight-line basis over the term of the related agreement.

Loan Placement and Brokerage
- ----------------------------

Revenue from loan placement and brokerage is recognized at the time that a noncontingent commitment is obtained and the Company has no significant remaining obligations for performance in connection with the transaction. Related expenses are charged to income as incurred.

Loan Servicing
- --------------

Loan servicing revenue represents a participation in interest collections on loans serviced for investors, normally based upon a stipulated percentage of the outstanding monthly principal balance of such loans. These revenues are credited to income as monthly principal and interest payments are collected from mortgagors, and expenses of loan servicing are charged to income as incurred.

Income Taxes
- ------------

The Company operates under Subchapter S of the Internal Revenue Code and, consequently, is not subject to federal income tax. The shareholders include the Company's taxable income or loss in their individual tax returns. For California state income tax purposes, the Company is taxed under Subchapter S status.

2.  RELATED-PARTY TRANSACTIONS:
    ---------------------------

L. J. Melody & Company provides loan servicing on certain loans obtained by the Company and also provides administrative services for which the Company paid $130,608 during the six months ended June 30, 1996.

3.  SUBSEQUENT EVENT:
    -----------------

Effective July 1, 1996, CB Commercial Mortgage Company, Inc. (CB Mortgage), a wholly owned subsidiary of CB Commercial Real Estate Group, Inc. (CB Commercial), acquired all of the outstanding capital stock of the Company and of
L. J. Melody & Company (LJMCo), an affiliate of the Company that is owned 67 percent by the majority shareholder of the Company. The aggregate purchase price for the Company and LJMCo was $12.7 million, of which $9 million was paid in cash provided from working capital of CB Commercial and the remainder in senior and contingent promissory notes. On July 9, 1996, CB Mortgage merged into LJMCo, with the LJMCo surviving the merger. As a result of the merger, the Company became a wholly owned subsidiary of LJMCo, and it is intended that at the end of 1996 the Company will be merged into LJMCo.